Exhibit 99.1

Hycroft Continues to Intersect High-Grade Silver at Brimstone

18.2 meters of 1,987.35 g/t silver

Multiple intervals exceeding 1,000 g/t silver

WINNEMUCCA, NV, October 24, 2024 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) announces additional drill results from the 2024 exploration drill program (the “Drill Program”) at the Hycroft Mine, located in Nevada, a Tier-1 mining jurisdiction.

Webinar

For additional context relating to this news release, join President and CEO Diane R. Garrett and Alex Davidson, V.P. Exploration for a live webinar today, October 24th at 3pm ET/12pm PT. Click here to register.

Highlights from the Brimstone drilling include:

●	Drill results confirm continuity of Brimstone high-grade silver dominant trend extending mineralization down-dip
●	Brimstone remains open both up and down-dip
●	Additional drill results from Brimstone are pending
●	Petrography and geochemistry helping to drive stronger understanding of the source of mineralizing fluids

Brimstone drill highlights:

●	H24D-6010:	18.2 meters of 1,987.35 g/t Ag and 0.35 g/t Au (25.89 AuEq)

Including:

●	1.8 meters of 2,612.33 g/t Ag and 0.11 g/t Au (33.79 g/t AuEq)
●	2.5 meters of 4,683.70 g/t Ag and 0.33 g/t Au (60.72 g/t AuEq)

includes:

0.3 meters of 20,280.00 g/t Ag and 0.41 g/t Au (261.92 g/t AuEq)

●	2.5 meters of 5,513.43 g/t Ag and 0.50 g/t Au (71.60 g/t AuEq)

Includes:

○	0.9 meters of 10,289.00 g/t Ag and 0.72 g/t Au (133.39 g/t AuEq)
○	0.3 meters of 15,211.00 g/t Ag and 0.64 g/t Au (261.92 g/t AuEq)

●	H24D-6003:	88.5 meters of 34.70 g/t Ag and 0.23 g/t Au (0.68 g/t AuEq)

Including:

●	0.2 meters of 1,835.00 g/t Ag and 0.12g/t Au (23.79 g/t AuEq)
●	0.2 meters of 8,410.00 g/t Ag and 0.62 g/t Au (109.06 g/t AuEq)
●	2.3 meters of 130.87 g/t Ag and 0.08 g/t Au (1.77 g/t AuEq)

●	H24D-6009:	5.6 meters of 150.80 g/t Ag and 0.10 g/t Au (2.00 g/t AuEq)

Including:

●	3.3 meters of 199.20 g/t Ag and 0.10 g/t Au (2.7 g/t AuEq)
●	0.2 meters of 652.00 g/t Ag and 0.10 g/t Au (8.50 g/t AuEq)

Alex Davidson, Vice President, Exploration commented: “The objective of the 2024 drill program in Brimstone is to improve continuity within the high-grade and define the structural framework to drive down-dip targeting of the un-drilled Brimstone trend. Geochemistry, structural, assay, and geological data collected from this year’s drill program has greatly refined the understanding and targeting strategy to extend the Brimstone trend. Information from drilling in conjunction with petrography work completed earlier in 2024 indicates at least three different overlapping high-grade mineralizing events within this trend that are likely derived from a magmatic source. Targeting for 2024 has shown success by stepping out from defined zones of mineralization while continually defining the geometry of the high-grade trend. The spectacular results in core hole H24D-6010 (18 meters of 1,987.35 g/t Ag) establishes continuity of the high-grade silver dominant trend as it was drilled approximately 45 meters from high-grade mineralization intersected in recent drill holes. Holes 6003 and 6009 extends Brimstone down-dip. Core hole H24D-6004 crossed a previously unrecognized intrusive, which the results from this hole contain a higher gold to silver ratio opening yet another target.”

Diane Garrett, President and CEO commented: “We continue to be extremely pleased with the results from the 2024 drill program. The results from Brimstone continue to deliver extremely high grades of silver in well-defined veins with continuity. Vortex is similarly delivering high-grade silver, and we are beginning to see higher gold values as we drill deeper. As we work to complete the engineering and economic studies, the objective of the 2024 drill program is to add high-grade mining opportunities in the early years of the project that could potentially be accessed in an open-pit or underground or combination open-pit and underground operation. I want to personally thank the technical team for their outstanding work in identifying these two new high-grade trends that are adding significant value to an already world class asset.”

Figure 1: H24D-6010 - Two high-grade samples

Table 1.

Significant intercepts from 2024 Drill Program, Brimstone

Gold Equivalent (“AuEq”) is calculated at a gold-to-silver ratio of 77.55:1 (based on $1900 gold and $24.50 silver)

	FROM	TO	INTERVAL	GRADE
Hole ID	(meters)	(meters)	(meters)	Ag (g/t)	Au (g/t)	AuEQ (g/t)
Brimstone
H24D-6003	0.0	23.8	23.8	10.80	0.29	0.43
	42.4	47.8	5.5	119.54	0.20	1.74
	250.7	278.3	27.6	4.13	0.38	0.43
	351.4	440.0	88.5	34.70	0.23	0.68
Including	386.7	386.8	0.2	1,835.00	0.12	23.79
Including	397.7	397.9	0.2	8,410.00	0.62	109.06
Including	418.8	421.1	2.3	130.87	0.08	1.77

H24D-6004	0.0	18.6	18.6	24.59	0.63	1.07
	341.4	361.6	20.2	5.48	0.34	0.44
	413.8	442.1	28.3	14.19	0.31	0.55
Including	429.3	441.4	12.0	11.73	0.52	0.72

H24D-6008	458.6	474.0	15.4	12.81	0.45	0.62
Including	464.5	467.9	3.5	20.54	0.82	1.09
Including	470.2	474.0	3.8	19.83	0.46	0.72

H24D-6009	0.0	16.2	16.2	54.89	0.38	1.09
Including	4.8	6.4	1.5	353.24	1.05	5.61
	333.2	358.7	25.5	5.46	0.35	0.42
	417.9	423.5	5.6	150.80	0.10	2.00
Including	417.9	421.1	3.3	199.20	0.10	2.70
Also Including	420.3	420.6	0.2	652.00	0.10	8.50

H24D-6010	328.4	346.6	18.2	1,987.35	0.35	25.98
Including	331.0	332.8	1.8	2,612.33	0.11	33.79
Including	333.4	335.8	2.5	4,683.70	0.33	60.72
Also Including	333.4	333.7	0.3	20,280.00	0.41	261.92
Including	340.2	342.7	2.5	5,513.43	0.50	71.60
Also Including	340.2	341.1	0.9	10,289.00	0.72	133.39
Also Including	341.1	341.4	0.3	15,211.00	0.64	196.78

About the 2024 Exploration Drill Program

The drill program is designed to improve continuity within the recently discovered high-grade silver trends (Vortex and Brimstone), extend mineralization along strike and at depth, and test new exhibiting potential for high-grade within and outside the currently known resource. Through this work the Company hopes to develop opportunities to mine higher-grade ore early in the mine plan, thereby enhancing the project’s economics. The 2024 Drill Program consists of a total of 8,500 meters of core drilling. The drilling is being conducted by Timberline Drilling Incorporated of Elko, NV. Assays are being completed by ALS Geochemistry of Reno, NV. The Company’s Qualified Person is Alex Davidson, Vice President, Exploration.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company developing the Hycroft Mine, among the world’s largest precious metals deposits located in northern Nevada, a Tier-One mining jurisdiction. After a long history of oxide heap leaching operations, the Company is focused on completing the technical studies to transition the Hycroft Mine into the next phase of commercial operations for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to further expand the newly discovered high-grade dominant silver systems and unlock the full potential of this worldclass asset.

For further information, please contact:

info@hycroftmining.com

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements may include, without limitation, estimates and expectations of future production, reserve estimates, exploration outlook and expected expenditure, and operational and financial performance. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties, assumptions and other factors, which could cause actual results to differ materially from future results expressed or implied by the “forward-looking statements”. Such assumptions, include, but are not limited to the key assumptions set forth on page 4 hereof. Investors are also encouraged to refer to the Company’s Form 10-K for its fiscal year 2023, filed with the SEC on March 14, 2024, as updated by Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024, filed with the SEC on May 7, 2024 and August 6, 2024, respectively, as well as Hycroft’s other SEC filings for additional information. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

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